Putnam
Premier
Income
Trust

SEMIANNUAL REPORT
January 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar, an independent rating agency, gave Putnam Premier Income Trust 4 out of 5 stars for overall performance for the period ended January 31, 1998 (based on the fund's average annual returns for the 3- and 5-year periods). Only 22.5% of the 143 fixed-income funds rated received 4 stars.*

* "The team of specialized investment professionals that manage Putnam Premier Income Trust will continue to monitor closely the impact of the Asian contagion on the world bond markets. Your fund's ability to search out opportunities across multiple fixed-income sectors should serve shareholders well in the months ahead as it has in the past."

                                      -- Kenneth J. Taubes, lead manager

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

32 Financial statements

 * Morningstar ratings reflect risk-adjusted performance through 1/31/98 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. The fund received 3 and 4 stars for the 3- and 5-year performance, respectively. There were 143 and 106 funds rated, respectively. 22.5% of the funds in an investment category receive 4 stars and 35% receive 3 stars. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The advantages of a multisector investment strategy such as the one pursued by Putnam Premier Income Trust have rarely been demonstrated so clearly as they were during the first half of the fund's fiscal 1998. By shifting the portfolio's allocations among its U.S., international, and high-yield fixed-income investments, your fund's managers were able to navigate an environment that went from benign to uncertain to tumultuous, culminating in the Asian currency crisis that sent shock waves throughout the world's securities markets.

In the following report, your fund's managers provide a detailed look at the challenging environment that prevailed throughout the first half of the fiscal year and discuss their generally optimistic view of prospects for the second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
March 18, 1998



Report from the Fund Managers
Kenneth J. Taubes
Robert M. Paine
D. William Kohli
Gail S. Attridge

Asia's financial crisis provided both headlines and headaches for investors around the world during Putnam Premier Income Trust's semiannual period, affecting virtually every sector of the financial markets. By monitoring market conditions carefully and shifting allocations between sectors, we took advantage of your fund's inherent flexibility to help cushion the effects of the crisis. Your fund's positive performance during this difficult period is a tribute to the benefits of its multisector strategy. For the six months ended January 31, 1998, the fund provided a total return of 4.13% at net asset value and 5.77% at market price. Detailed performance information can be found on pages 9 and 10.

* ASIAN FLU SPREADS ACROSS OTHERWISE HEALTHY GLOBAL FIXED-INCOME MARKETS

For most of calendar 1997, the world's bond markets enjoyed an overall environment of steady, moderate economic growth and low inflation. These trends benefited key markets like those in the United States, Germany, Japan, and the United Kingdom. However, the Asian financial crisis in October shook equity and fixed-income markets around the world.

Although equity markets were profoundly affected, the crisis actually helped bond markets by making it more likely that worldwide inflation would remain low. In addition, nervous investors flocked to the high credit quality and attractive yields of U.S. bonds, resulting in substantial gains for your fund's position. Other Anglo countries, however, did not fare as well: Canada, Australia, and New Zealand were among the period's relative laggards.

In Europe, expectations that a broad European Economic and Monetary Union
(EMU) would begin as scheduled in January 1999 firmed over the period. Higher-yielding peripheral markets such as those in Spain and Italy outperformed German, French, and some other core markets. Peripheral markets were boosted by indications that short-term interest rates in countries expected to be first-round participants in EMU were more likely to converge downward rather than upward. The U.K. market turned in solid gains as inflation remained subdued and domestic economic growth appeared to slow, quelling fears that the Bank of England would continue to raise interest rates.

We reduced the fund's position in Japan during the period as that country's financial sector deteriorated. Exposure to the Anglo markets of Canada and Australia was also trimmed. In Europe, we increased exposure to the principal markets of Germany and France while reducing the fund's position in the smaller peripheral market of Denmark. The secondary markets have been the undisputed leaders in performance for most of this decade. At this point, we believe they have discounted convergence and hold more potential for corrections than rallies.

* EMERGING MARKETS HIT HARDEST BY CRISIS

Emerging-markets bonds experienced a challenging environment during the period, plunging in October but recouping some of their losses in December and January. Thus although the sector posted handsome gains for calendar 1997, it had losses for the semiannual period. In contrast, local-currency Asian issues continued to sink after October's sharp selloff and recorded substantial losses for both the period and 1997 as a whole.

[GRAPHIC OMITTED: double horizontal bar chart SECTOR ALLOCATION]

SECTOR ALLOCATION *

                               7/31/97       1/31/98

U.S. investment-grade           22.0%         34.4%

High yield                      41.1%         40.6%

Foreign (ex-emerging)           28.9%         19.4%

Emerging markets                15.8%          9.3%

Footnote reads:
*Based on net assets. Holdings will vary over time.

Asian financial sector turmoil intensified and spread to other regions during the latter half of the period. Speculative attacks on the Thai baht last summer were repeated with several other currencies. When the Hong Kong dollar came under pressure in late October, the island's stock market fell sharply, followed closely in domino fashion by the U.S. and other equity markets.

The International Monetary Fund raced to assemble rescue packages for the financially distressed countries, supporting Thailand in August and more recently providing aid to Indonesia and South Korea. The latter negotiated the largest-ever emergency IMF package in December, when it experienced a sharp four-notch downgrade by rating agencies to noninvestment-grade status.

Though returns on your fund's emerging-markets holdings were in line with relevant indexes, this position detracted from performance as the Asian financial crisis deepened. Accordingly we have reduced exposure in this area from 15.8% at the beginning of the fund's fiscal year to 9.3% at the end of the semiannual period.

* MORTGAGE EMPHASIS MIXED BLESSING FOR U.S. BOND SECTOR

During the period, your fund held a diversified range of mortgage-backed securities and emphasized securities with lower prepayment risk.

While the mortgage-backed securities sector continued its strong performance during the period, it has underperformed Treasuries in recent months. Investors' flight to quality following the Asian crisis created a dramatic rally in the Treasury market and while the fund benefited to some extent, that extent certainly could have been greater had we not underweighted Treasuries relative to mortgages. We slightly reduced the fund's mortgage holdings at the beginning of the fiscal year to take advantage of the Treasury rally; however, we subsequently recommitted assets to the fund's mortgage allocation to take advantage of the higher yield opportunities offered by these securities.

[GRAPHIC OMITTED: TOP SECTOR HOLDINGS]

TOP SECTOR HOLDINGS*

Top three high-yield holdings
Transamerican Energy zero %, 2002
Celcaribe S.A. 144A stepped-coupon zero %, 2004
Millicom International Cellular zero %, 2006

Top three U.S. government holdings
GNMA 7.5%, 2022-2027
U.S. Treasury obligation 6.5%, 2026
FNMA 6.5%, 2023-2027

Top three international holdings
United Kingdom Treasury bonds 7.25%, 2007
France Treasury bill notes 4.75%, 2002
Government of France 5.5%, 2007

Footnote reads:
These holdings represent 25.6% of the fund's net assets as of 1/31/98. Portfolio holdings will vary over time.

We remain optimistic on the mortgage sector for 1998, given the significant outperformance of 1997 and current price levels. We plan to add opportunistically to the fund's position when the performance potential of this sector becomes more significant.

* TELECOMMUNICATIONS POWER HIGH-YIELD SECTOR

High-yield bonds turned in a stunning performance in 1997, handily outpacing Treasuries for much of the year. This performance was achieved against a favorable backdrop of healthy economic growth, low inflation, and vibrant equity markets. Merger and acquisition activity as well as positive developments in key high-yield industries, such as telecommunications and cable television, also helped propel returns.

The latter half of the period was not as strong as the first half for high-yield issues, as the turmoil in Asia caused a partial reversal of earlier gains. Treasuries, on the other hand, surged in response to the deflationary implications of the Asian currency crisis and ended up outperforming high-yield bonds for the period overall.

Top-performing industries represented within the high-yield sector included telecommunications, cable television, and broadcasting. The telecommunications sector, now the largest in the high-yield universe, demonstrated a number of positive factors. First, favorable regulatory developments improved the market positions of competitive local exchange carriers (CLECs) and specialized mobile radio operators. Second, the network buildouts and commercial launches of these new technologies proceeded smoothly throughout the period. Third, merger and acquisition activity in the sector continued at a healthy pace.

* SLOWER BUT STILL POSITIVE GLOBAL GROWTH SEEN FOR 1998

The financial and economic turbulence in Asia has caused Putnam to reduce its forecasts for global economic growth in 1998. The greatest risk to this outlook for slowing but still positive global growth is that the impact of Asian weakness may be greater than now forecast. Looking at it from another angle, however, concern about this impact may actually boost bond markets by helping rates stay low and perhaps allowing further rate declines worldwide.

Looking ahead, we will continue to monitor closely the impact of the Asian contagion on the world bond markets. Your fund's ability to search out opportunities across multiple fixed-income sectors should serve shareholders well in the months ahead as it has in the past.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/98, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments. While U.S. government backing of individual securities does not insure principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. This fund includes investments in mortgage-backed securities, which are subject to prepayment risk.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Premier Income Trust is designed for investors seeking a high level of current income consistent with preservation of capital.

TOTAL RETURNS FOR PERIODS ENDED 1/31/98
                                                          Market
                                             NAV           price
------------------------------------------------------------------------
6 months                                    4.13%          5.77%
------------------------------------------------------------------------
1 year                                      9.45          18.05
------------------------------------------------------------------------
5 years                                    58.64          62.54
Annual average                              9.67          10.20
------------------------------------------------------------------------
Life of fund
(since 2/29/88)                           164.56         140.99
Annual average                             10.30           9.27
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/98
                                    Salomon Bros.
                    Lehman Bros.    Non-U.S.     First Boston   Consumer
                    Government      World Govt.   High Yield      Price
                    Bond Index      Bond Index      Index         Index
------------------------------------------------------------------------
6 months               5.39%          2.16%         5.96%         0.69%
------------------------------------------------------------------------
1 year                11.10           0.47         13.71          1.57
------------------------------------------------------------------------
5 years               41.63          44.37         73.25         13.32
Annual average         7.21           7.62         11.62          2.53
------------------------------------------------------------------------
Life of fund
(since 2/29/88)      127.75         109.32        199.61         39.31
Annual average         8.65           7.73         11.69          3.40
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/98
------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------
Number                                  6
------------------------------------------------------------------------
Income                               $0.360
------------------------------------------------------------------------
Capital gains                          --
------------------------------------------------------------------------
  Total                              $0.360
------------------------------------------------------------------------
Share value                          NAV                 Market price
------------------------------------------------------------------------
7/31/97                            $8.88                  $8.5620
------------------------------------------------------------------------
1/31/98                             8.87                   8.6875
------------------------------------------------------------------------
Current return
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate1              8.12%                    8.29%
------------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)
                                                           Market
                                              NAV           price
------------------------------------------------------------------------
6 months                                      5.32%           7.39%
------------------------------------------------------------------------
1 year                                        8.83           22.07
------------------------------------------------------------------------
5 years                                      60.07           65.32
Annual average                                9.87           10.58
------------------------------------------------------------------------
Life of fund
(since 2/29/88)                             161.87          135.90
Annual average                               10.28            9.11
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Lehman Brothers Government Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
January 31, 1998 (Unaudited)


CORPORATE BONDS AND NOTES (32.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.4%)
------------------------------------------------------------------------------------------------------------
$       175,000  Adams Outdoor Advertising (L.P) sr. notes 10 3/4s, 2006                       $     195,125
      1,520,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                               1,580,800
      2,500,000  Outdoor Comunications Inc. sr. sub. notes 9 1/4s, 2007                            2,618,750
        860,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                                 965,350
                                                                                              --------------
                                                                                                   5,360,025

Aerospace and Defense (0.5%)
------------------------------------------------------------------------------------------------------------
        470,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                       481,750
      1,500,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                  1,612,500
        500,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                                 523,750
        335,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                  364,313
        530,000  K & F Industries, Inc.144A sr. sub. notes 9 1/4s, 2007                              559,813
      1,300,000  Sequa Corp. bonds 8 3/4s, 2001                                                    1,332,500
        690,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                            717,600
        570,000  United Defense Industries Inc. 144A sr. sub. notes
                   8 3/4s, 2007                                                                      581,400
                                                                                              --------------
                                                                                                   6,173,626

Agriculture (0.3%)
------------------------------------------------------------------------------------------------------------
      2,905,652  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 [2 DBL. DAGGERS]           3,138,105

Airlines (0.1%)
------------------------------------------------------------------------------------------------------------
        915,000  Trans World Airlines 144A sr. notes 11 1/2s, 2004                                   947,025

Apparel (0.3%)
------------------------------------------------------------------------------------------------------------
        325,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                      339,625
      2,275,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                     2,360,313
      1,455,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                      1,542,300
                                                                                              --------------
                                                                                                   4,242,238

Automotive (0.5%)
------------------------------------------------------------------------------------------------------------
        949,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                     1,053,390
        415,000  Delco Remy International, Inc. 144A sr. notes 8 5/8s, 2007                          430,563
      1,500,000  Hayes Wheels International, Inc. 144A sr. sub. notes 9 1/8s, 2007                 1,571,250
        500,000  Hayes Wheels International, Inc. 144A sr. sub. notes 9 1/8s, 2007                   524,375
      1,355,000  Lear Corp. sub. notes 9 1/2s, 2006                                                1,512,519
        730,000  Safety Components International, Inc. sr. sub. notes Ser. B,
                   10 1/8s, 2007                                                                     766,500
                                                                                              --------------
                                                                                                   5,858,597
Banks (0.9%)
------------------------------------------------------------------------------------------------------------
        545,000  Albank Capital Trust 144A company guaranty
                   Ser. AI, 9.27s, 2027                                                              601,249
        635,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                        609,600
        370,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                              422,777
        575,000  First Federal Financial Corp. notes 11 3/4s, 2004                                   621,000
      2,500,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                            2,800,000
        900,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                            1,016,469
        635,000  North Fork Capital Trust I company guaranty 8.7s, 2026                              701,878
        350,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                385,000
        725,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                          804,750
        345,000  Onbank & Trust Co. company guaranty 9 1/4s, 2027                                    401,063
        735,000  Peoples Heritage Capital Trust company guaranty
                   Ser. B, 9.06s, 2027                                                               820,304
        715,000  Provident Capital Trust company guaranty 8.6s, 2026                                 762,662
        410,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                         440,971
        585,000  Sovereign Capital Trust company guaranty 9s, 2027                                   641,049
        555,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                      636,130
                                                                                              --------------
                                                                                                  11,664,902

Basic Industrial Products (0.1%)
------------------------------------------------------------------------------------------------------------
        595,000  American Standard Companies Inc. sr. notes 7 3/8s, 2008                             593,513
        500,000  Koppers Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                           526,875
        510,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                            525,300
                                                                                              --------------
                                                                                                   1,645,688

Broadcasting (2.4%)
------------------------------------------------------------------------------------------------------------
        890,000  Acme Television/Finance 144A sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 9/30/00), 2004 ++                                         694,200
      1,395,000  Affinity Group Holdings sr. notes 11s, 2007                                       1,506,600
        870,000  Allbritton Communications Co. 144A sr. sub. notes
                   8 7/8s, 2008                                                                      870,000
        615,000  Antenna TV S.A. 144A sr. notes 9s, 2007 (Greece)                                    627,300
        333,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                 374,625
        410,000  Benedek Communications Corp. sr. disc. notes stepped-
                   coupon zero % (13 1/4s, 5/15/01), 2006 ++                                         323,900
      1,920,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                   (12 3/4s, 2/1/02), 2009 ++                                                      1,401,600
        800,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                    822,000
        420,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s, 2004                      428,400
      2,500,000  Chancellor Media Corp. 144A sr. sub. notes 8 1/8s, 2007                           2,518,750
        715,000  Citadel Broadcasting Co. sr. sub. notes 10 1/4s, 2007                               786,500
         94,390  Citadel Broadcasting Co. 144A sr. notes 10 1/4s, 2007                               103,829
      3,415,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                            2,800,300
      1,500,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                              1,680,000
        600,000  Echostar Satellite Broadcast Corp. sr. disc. notes
                   stepped-coupon zero % (13 1/8s, 3/15/00), 2004 ++                                 528,000
      1,210,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                   1,240,250
         10,000  Jacor Communications, Inc. company guaranty 9 3/4s, 2006                             10,800
      2,250,000  Jacor Communications, Inc. company guaranty
                   Ser. B, 8 3/4s, 2007                                                            2,328,750
      1,670,000  Lenfest Communciations, Inc. 144A sr. sub. notes 8 1/4s, 2008                     1,665,424
      3,816,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                      3,663,360
      1,010,000  Radio One Inc. company guaranty stepped-coupon Ser. B, 7s,
                   (12s, 5/15/00), 2004 ++                                                         1,020,100
      1,000,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                              1,070,000
      1,225,000  Spanish Broadcasting sr. notes Ser. B, 11s, 2004                                  1,350,563
      1,005,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                           1,059,019
        500,000  TV Azteca S.A. de C.V. sr. notes Ser. A, 10 1/8s, 2004 (Mexico)                     517,250
                                                                                              --------------
                                                                                                  29,391,520

Building and Construction (0.7%)
------------------------------------------------------------------------------------------------------------
        490,000  American Architectural Products Corp. 144A sr. notes
                   11 3/4s, 2007                                                                     506,538
      1,190,000  Atrium Companies Inc. sub. notes 10 1/2s, 2006                                    1,255,450
      1,400,000  GS Superhighway Holdings 144A sr. notes 10 1/4s, 2007                             1,274,000
        500,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                            516,250
        655,000  Presley Cos. sr. notes 12 1/2s, 2001                                                630,438
      3,738,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                       4,261,320
        440,000  Waxman Industries Inc. sr. notes stepped-coupon
                   Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                                         388,300
                                                                                              --------------
                                                                                                   8,832,296

Buses (0.3%)
------------------------------------------------------------------------------------------------------------
        235,000  Atlantic Express, Transportation Corp.144A company
                   guaranty 10 3/4s, 2004                                                            251,450
      1,085,000  Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                           1,190,788
      3,105,000  Consorcio/MCII Holdings sec. notes stepped-coupon zero %
                   (12s, 11/15/98), 2002 ++                                                        2,841,075
                                                                                              --------------
                                                                                                   4,283,313

Business Services (0.5%)
------------------------------------------------------------------------------------------------------------
        430,000  ATC Group Services Inc. 144A sr. sub. notes 12s, 2008                               440,750
        335,000  Axiohm Transactions Solutions 144A sr. sub. notes 9 3/4s, 2007                      340,025
      2,270,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                       2,326,750
      1,010,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                 1,035,250
      1,230,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                      1,353,000
        465,000  Williams Scotsman, Inc. 144A sr. notes 9 7/8s, 2007                                 484,181
                                                                                              --------------
                                                                                                   5,979,956

Cable Television (1.7%)
------------------------------------------------------------------------------------------------------------
        750,000  Adelphia Communications Corp. sr. deb. 11 7/8s, 2004                                813,750
      1,275,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                                306,000
      1,120,000  Century Communications Corp. 144A sr. disc. notes
                   zero %, 2008                                                                      476,000
      2,275,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (13 1/4s, 9/30/99), 2004
                   (United Kingdom) ++                                                             2,053,188
      2,750,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                             2,158,750
        435,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                               299,063
      1,281,775  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]             1,429,179
      2,230,000  Fox Kids Worldwide Inc. 144A sr. discount notes
                   stepped-coupon zero % (10 1/4s, 11/1/02), 2007 ++                               1,371,450
      2,875,000  Fox Kids Worldwide Inc. 144A sr. notes 9 1/4s, 2007                               2,860,625
      3,440,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 5/15/01), 2008 (Mexico) ++                                            2,648,800
      1,975,000  Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006 (Mexico)                         2,246,563
        800,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. B, 14s, 2004                                                                 302,000
        685,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. D, 13s, 2003                                                                 212,350
        240,000  Pegasus Communications Corp. 144A sr. notes 9 5/8s, 2005                            250,800
      5,820,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                              4,204,950
                                                                                              --------------
                                                                                                  21,633,468

Cellular Communications (1.7%)
------------------------------------------------------------------------------------------------------------
      1,790,000  Cencall Communications Corp. sr. disc. notes stepped-
                   coupon zero % (10 1/8s, 1/15/99), 2004 ++                                       1,727,350
      1,480,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                          1,559,550
      3,500,000  Dial Call Communications, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (10 1/4s, 12/15/98), 2005 ++                                     3,412,500
      1,900,000  Interact Systems, Inc. 144A stepped-coupon zero %
                   (14s, 8/1/99), 2003 ++                                                            722,000
      3,120,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                          2,371,200
      3,590,000  McCaw International Ltd sr. discount notes stepped-
                   coupon zero % (13s, 4/15/02), 2007 ++                                           2,279,650
      6,665,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                 5,082,063
      2,030,000  NEXTEL Communications sr. disc. notes stepped-coupon
                   zero % (9 3/4s, 10/31/02), 2007 ++                                              1,319,500
      4,685,000  NEXTEL Communications sr. disc. notes stepped-coupon
                   zero % (10.65s, 9/15/02), 2007 ++                                               3,080,388
                                                                                              --------------
                                                                                                  21,554,201

Chemicals (0.7%)
------------------------------------------------------------------------------------------------------------
      1,675,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                      1,825,750
      1,150,000  Huntsman Corp. 144A sr. sub. notes FRN 9.187s, 2007                               1,173,000
        900,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                          895,500
        510,000  Pharmaceutical Fine Chemicals 144A sr. sub. notes
                   9 3/4s, 2007 (Switzerland)                                                        526,575
        360,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                            364,500
      1,410,000  Polytama International notes 11 1/4s, 2007                                          705,000
        925,000  Sovereign Specialty Chemical 144A sr. sub. notes 9 1/2s, 2007                       973,563
      1,275,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                                796,875
        580,000  Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                       597,400
        760,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                       668,800
                                                                                              --------------
                                                                                                   8,526,963

Conglomerates (0.1%)
------------------------------------------------------------------------------------------------------------
        555,000  Cia Latino Americana 144A company guaranty 11 1/8s,
                   2004 (Argentina)                                                                  560,550
        515,000  Dine S.A. de C.V. 144A company guaranty 8 3/4s, 2007
                   (Mexico)                                                                          495,688
        110,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                        110,413
                                                                                              --------------
                                                                                                   1,166,651

Consumer Durable Goods (0.1%)
------------------------------------------------------------------------------------------------------------
        455,000  Remington Products Co. LLC sr. sub. notes Ser. B, 11s, 2006                         393,575
        450,000  Sealy Mattress Co. 144A sr. sub. notes 9 7/8s, 2007                                 473,625
                                                                                              --------------
                                                                                                     867,200

Consumer Non Durables (0.1%)
------------------------------------------------------------------------------------------------------------
        250,000  Amscan Holdings, Inc. 144A sr. sub. notes 9 7/8s, 2007                              261,250
        365,000  Hedstrom Corp. 144A 10s, 2007                                                       375,038
        180,000  Hedstrom Holdings, Inc. units stepped-coupon zero %
                   (12s, 6/01/02), 2009 ++                                                           111,600
        120,000  Packaged Ice, Inc. 144A sr. notes 9 3/4s, 2005                                      122,400
        910,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                          941,850
                                                                                              --------------
                                                                                                   1,812,138

Consumer Services (0.3%)
------------------------------------------------------------------------------------------------------------
      3,791,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                    4,245,920

Cosmetics (0.1%)
------------------------------------------------------------------------------------------------------------
        345,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                             363,975
      1,520,000  Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 2001                       1,117,200
                                                                                              --------------
                                                                                                   1,481,175

Electric Utilities (1.1%)
------------------------------------------------------------------------------------------------------------
      4,305,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                          4,175,850
      2,000,000  Calpine Corp. sr. notes 10 1/2s, 2006                                             2,180,000
        919,435  Midland Cogeneration Ventures LP deb. 10.33s, 2002                                1,000,382
      3,550,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                               4,610,811
      1,288,313  Northeast Utilities System notes Ser. A, 8.58s, 2006                              1,298,684
                                                                                              --------------
                                                                                                  13,265,727
Electronics and Electrical Equipment (0.9%)
------------------------------------------------------------------------------------------------------------
      1,030,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (Canada)                                                                   1,096,950
        500,000  Details, Inc. 144A sr. sub. notes 10s, 2005                                         530,000
        700,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                   710,500
      2,305,000  Dobson Communications Corp. 11 3/4s, 2007                                         2,512,450
      1,240,000  Flag Limited 144A sr. notes 8 1/4s, 2008 (Bermuda)                                1,274,100
        750,000  Flextronics International Ltd. 144A sr. sub. notes 8 3/4s, 2007                     759,375
        445,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                 461,688
        460,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                         501,400
      1,420,000  Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006                            1,540,700
        300,000  Prestolite Electric, Inc. 144A sr. notes 9 5/8s, 2008                               306,750
        620,000  Therma-Wave Inc. sr. notes Ser. B, 10 5/8s, 2004                                    644,800
        455,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                        477,750
                                                                                              --------------
                                                                                                  10,816,463

Energy-Related (0.2%)
------------------------------------------------------------------------------------------------------------
      2,575,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004                            2,317,500

Environmental Control (0.2%)
------------------------------------------------------------------------------------------------------------
        925,000  Allied Waste Industries, Inc. company guaranty 10 1/4s, 2006                      1,033,688
      2,300,000  Allied Waste Industries, Inc. sr. disc. notes stepped-coupon
                   zero % (11.3s, 6/1/02), 2007 ++                                                 1,679,000
                                                                                              --------------
                                                                                                   2,712,688

Food and Beverages (0.5%)
------------------------------------------------------------------------------------------------------------
      1,220,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                1,317,600
      1,000,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                 1,032,500
        575,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                            592,250
      1,000,000  Chiquita Brands sr. notes 9 5/8s, 2005                                            1,052,100
        270,000  Eagle Family Foods 144A sr. sub. notes 8 3/4s, 2008                                 272,025
        850,000  Jitney-Jungle Stores company guaranty 10 3/8s, 2007                                 894,625
         65,000  Nebco Evans Holding Co. sr. disc. notes stepped-coupon
                   zero % (12 3/8s, 7/15/02), 2007 ++                                                 44,200
      1,070,000  Shoppers Food Warehouse Corp. company guaranty
                   9 3/4s, 2004                                                                    1,096,750
        185,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                                 196,563
                                                                                              --------------
                                                                                                   6,498,613

Health Care Services (0.9%)
------------------------------------------------------------------------------------------------------------
      1,110,000  Genesis Eldercare 144A sr. sub. notes 9s, 2007                                    1,132,200
        825,000  Fisher Scientific International, Inc. 144A sr. sub. notes 9s, 2008                  846,656
      1,770,000  Integrated Health Services, Inc. 144A sr. sub. notes 9 1/4s, 2008                 1,858,500
        770,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                            727,650
      1,490,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                1,780,550
      1,960,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                    2,018,800
      2,670,000  Paragon Health Networks, Inc. 144A sr. sub. notes 9 1/2s, 2007                    2,790,150
                                                                                              --------------
                                                                                                  11,154,506
Insurance and Finance (0.9%)
------------------------------------------------------------------------------------------------------------
      1,805,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                      1,714,750
        420,000  Colonial Capital II Ser. A company guaranty 8.92s, 2027                             457,275
        865,000  Investors Capital Trust I company guaranty Ser. B, 9.77s, 2027                      957,988
      1,175,000  Imperial Credit Capital Trust I 144A company guaranty
                   10 1/4s, 2002                                                                   1,163,250
        955,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                             916,800
        705,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                  743,775
        380,000  Nationwide Credit Inc. 144A sr. notes 10 1/4s, 2008                                 388,550
      2,150,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                          2,311,186
      1,000,000  Resource America Inc. 144A bonds 12s, 2004                                        1,027,500
      1,555,000  Vicap SA. 144A company guaranty 11 3/8s, 2007 (Mexico)                            1,663,850
                                                                                              --------------
                                                                                                  11,344,924

Lodging (0.2%)
------------------------------------------------------------------------------------------------------------
      1,160,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                   1,264,400
      1,250,000  Sun International Hotels Ltd. company guaranty 9s, 2007                           1,325,000
                                                                                              --------------
                                                                                                   2,589,400

Medical Supplies and Devices (0.4%)
------------------------------------------------------------------------------------------------------------
      1,305,000  ALARIS Medical Inc. company guaranty 9 3/4s, 2006                                 1,383,300
      1,285,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                     1,432,775
        550,000  Imagyn Medical Technologies, Inc. company guaranty
                   12 1/2s, 2004                                                                     330,000
        525,000  Kinetic Concepts, Inc. 144A sr. sub. notes 9 5/8s, 2007                             546,000
      1,000,000  Wright Medical Technology, Inc. 144A notes Ser. C,
                   11 3/4s, 2000                                                                   1,000,000
                                                                                              --------------
                                                                                                   4,692,075

Metals and Mining (0.4%)
------------------------------------------------------------------------------------------------------------
        340,000  Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004 (Argentina)                                                         336,600
        850,000  Anker Coal Group, Inc. 144A sr. notes 9 3/4s, 2007                                  875,500
        515,000  Armco, Inc. sr. notes 9s, 2007                                                      515,000
        775,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                829,250
        785,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                             851,725
      1,500,000  Murrin Holdings 144A sr. notes 9 3/8s, 2007 (Australia)                           1,440,000
                                                                                              --------------
                                                                                                   4,848,075

Motion Picture Distribution (0.2%)
------------------------------------------------------------------------------------------------------------
      1,295,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                               1,359,750
      1,505,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008                                    1,599,063
                                                                                              --------------
                                                                                                   2,958,813

Nursing Homes (0.2%)
------------------------------------------------------------------------------------------------------------
        500,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                           523,750
      1,355,000  Sun Healthcare Group Inc. 144A sr. sub. notes 9 1/2s, 2007                        1,422,750
                                                                                              --------------
                                                                                                   1,946,500
Office Equipment (0.1%)
------------------------------------------------------------------------------------------------------------
        639,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                          726,863

Oil and Gas (2.0%)
------------------------------------------------------------------------------------------------------------
      2,305,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004                      2,477,875
        500,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                        552,500
        160,000  Benton Oil & Gas Co. 144A sr. notes 9 3/8s, 2007                                    165,200
        490,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                          531,650
        680,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                       676,600
      1,695,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                     1,762,800
        300,000  Dailey Petroleum Services Corp. 144A company guaranty
                   9 3/4s, 2007                                                                      315,000
        545,000  DI Industries Inc. sr. notes 8 7/8s, 2007                                           570,888
        310,000  Newpark Resources, Inc. 144A sr. sub. notes 8 5/8s, 2007                            319,300
        450,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                 454,500
        720,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                775,800
        550,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                               596,750
        430,000  Southwest Royalties, Inc. 144A company guaranty 10 1/2s, 2004                       412,800
        290,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                              317,550
     10,100,000  Transamerican Energy sr. disc. notes stepped-coupon
                   Ser. B, zero % (13s, 6/15/99), 2002 ++                                          8,383,000
      3,430,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                              3,494,313
      1,927,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                         2,158,240
        370,000  Wiser Oil Co. company guaranty 9 1/2s, 2007                                         367,225
                                                                                              --------------
                                                                                                  24,331,991

Packaging and Containers (0.3%)
------------------------------------------------------------------------------------------------------------
        440,000  AEP Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                               465,300
        820,000  Huntsman Packaging Corp. 144A sr. sub. notes 9 1/8s, 2007                           846,650
      1,000,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                 1,070,000
        320,000  Norampac Inc. 144A sr. notes 9 1/2s, 2008 (Canada)                                  326,400
        265,000  Printpack, Inc. sr. sub. notes Ser. B, 10 5/8s, 2006                                283,550
        600,000  Radnor Holdings Corp. 144A sr. notes Ser. B, 10s, 2003                              633,000
        420,000  Radnor Holdings Inc. sr. notes 10s, 2003                                            441,000
                                                                                              --------------
                                                                                                   4,065,900

Paging (0.3%)
------------------------------------------------------------------------------------------------------------
        660,000  Metrocall, Inc. 144A sr. sub. notes 9 3/4s, 2007                                    656,700
      1,535,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                           1,784,438
        250,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                           238,750
        250,000  Paging Network, Inc. sr. sub. notes 10 1/8s, 2007                                   260,000
      1,225,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                     1,274,000
                                                                                              --------------
                                                                                                   4,213,888

Paper and Forest Products (1.2%)
------------------------------------------------------------------------------------------------------------
        250,000  APP Finance II Mauritius Ltd. bonds stepped-coupon 12s
                   (16s, 2/15/07), 2049 (Indonesia) ++                                               182,500
      2,355,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                           2,508,075
      2,810,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                   10s, 2007 (Indonesia)                                                           2,163,700
      2,625,000  Pindo Deli Finance Mauritius Ltd. 144A company guaranty
                   10 3/4s, 2007 (India)                                                           2,021,250
      4,685,000  PT Pabrik Kertas Tjiwi Kimia 144A company guaranty
                   10s, 2004 (Indonesia)                                                           3,607,450
      2,365,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                              2,282,225
      1,540,000  Riverwood International Corp. company guaranty 10 1/4s, 2006                      1,590,050
        650,000  Stone Container Corp. sr. notes 11 7/8s, 2016                                       703,625
        340,000  Tjiwi Kimia Financie Mauritius company guaranty 10s,
                   2004 (Indonesia)                                                                  261,800
                                                                                              --------------
                                                                                                  15,320,675

Pharmaceuticals (0.1%)
------------------------------------------------------------------------------------------------------------
      1,035,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                             1,093,219

Publishing (0.6%)
------------------------------------------------------------------------------------------------------------
      3,250,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                       3,542,500
      1,250,000  Garden State Newspapers 144A sr. sub. notes 8 3/4s, 2009                          1,287,500
        500,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                      525,000
      1,000,000  Perry-Judd 144A sr. sub. notes 10 5/8s, 2007                                      1,050,000
        370,000  Von Hoffman Press Inc. 144A sr. sub. notes 10 3/8s, 2007                            401,450
                                                                                              --------------
                                                                                                   6,806,450

Railroads (0.3%)
------------------------------------------------------------------------------------------------------------
        820,000  Hermes Europe Railtel 144A sr. notes 11 1/2s, 2007
                   (Netherlands)                                                                     918,400
      1,280,000  TFM S.A. de C.V. 144A company guaranty 10 1/4s,
                   2007 (Mexico)                                                                   1,331,200
      1,415,000  TFM S.A. de C.V. 144A company guaranty stepped-coupon
                   zero % (11 3/4s, 6/15/02), 2009 (Mexico) ++                                       933,900
                                                                                              --------------
                                                                                                   3,183,500

Recreation (1.7%)
------------------------------------------------------------------------------------------------------------
        380,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                           413,250
      1,500,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                             1,597,500
        370,000  CLN Holdings, Inc. sr. disc. notes zero %, 2001                                     218,300
      1,975,000  Coast Hotels & Casinos, Inc. company guaranty Ser. B, 13s, 2002                   2,271,250
      1,960,000  Fitzgeralds Gaming Corp. 144A company guaranty 12 1/4s, 2004                      2,018,800
        540,000  Isle of Capri Black Hawk LLC 1st mortgage Ser. B, 13s, 2004                         548,100
      2,825,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                          2,909,750
      2,379,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                            2,402,790
      2,400,000  Mohegan Tribal, Gaming Auth. sr. secd. notes Ser. B, 13 1/2s, 2002                3,084,000
        320,000  Penn National Gaming, Inc. 144A sr. notes 10 5/8s, 2004                             335,200
      1,400,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                           980,000
        500,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                  520,000
      2,106,000  Trump Castle notes 11 1/2s, 2000                                                  2,127,060
      1,800,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                            2,088,000
                                                                                              --------------
                                                                                                  21,514,000
Restaurants (0.2%)
------------------------------------------------------------------------------------------------------------
      1,800,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                               1,957,500

Retail (0.3%)
------------------------------------------------------------------------------------------------------------
        450,000  Color Spot Nurseries sr. sub. notes 10 1/2s, 2007                                   468,000
      1,000,000  K mart Corp. pass-thru certificates Ser. 95K4, 9.35s, 2020                        1,040,000
      1,600,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                        1,712,000
        420,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                          430,500
        635,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                    681,038
                                                                                              --------------
                                                                                                   4,331,538

Satellite Services (0.6%)
------------------------------------------------------------------------------------------------------------
      1,275,000  Echostar DBS Corp. company guaranty 12 1/2s, 2002                                 1,418,438
        940,000  Esat Holdings Ltd. sr. notes stepped-coupon zero %
                   (12 1/2s, 2/01/02), 2007 (Ireland) ++                                             693,250
      2,265,000  Globalstar L.P. Capital 11 3/8s, 2004                                             2,310,300
      1,340,000  Iridium LLC/Capital Corp. company guaranty Ser. B, 14s, 2005                      1,504,150
        200,000  Iridium LLC/Capital Corp. 144A sr. notes 11 1/4s, 2005                              204,500
        790,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                   2004 (Mexico)                                                                     811,725
        820,000  TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007                       858,950
                                                                                              --------------
                                                                                                   7,801,313

Semiconductors (0.3%)
------------------------------------------------------------------------------------------------------------
        545,129  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                    557,395
        623,182  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                               638,762
        825,000  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                      915,750
      1,900,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                        2,018,750
                                                                                              --------------
                                                                                                   4,130,657

Shipping (0.1%)
------------------------------------------------------------------------------------------------------------
        260,000  Chemical Leaman Corp. sr. notes 10 3/8s, 2005                                       275,600
        360,000  International Shipholding Corp. 144A sr. notes 7 3/4s, 2007                         358,200
        850,000  Johnstown America Industries, Inc. company guaranty
                   Ser. C, 11 3/4s, 2005                                                             947,750
                                                                                              --------------
                                                                                                   1,581,550

Steel (0.3%)
------------------------------------------------------------------------------------------------------------
        400,000  Altos Hornos De Mexico bonds Ser. B, 11 7/8s, 2004 (Mexico)                         414,000
      1,560,000  Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                               1,540,500
      1,500,000  Ispat Mexicana, S.A. 144A bonds 10 3/8s, 2001 (Mexico)                            1,526,250
                                                                                              --------------
                                                                                                   3,480,750
Supermarkets (0.2%)
------------------------------------------------------------------------------------------------------------
        695,000  Fleming Companies, Inc. 144A sr. sub. notes 10 1/2s, 2004                           736,700
        950,000  Stater Brothers sr. notes 11s, 2001                                               1,049,750
        120,000  Stater Brothers Holdings 144A sr. sub. notes 9s, 2004                               124,200
                                                                                              --------------
                                                                                                   1,910,650
Telecommunications (3.5%)
------------------------------------------------------------------------------------------------------------
        710,000  American Communication Services, Inc. 144A sr. notes
                   13 3/4s, 2007                                                                     855,550
      2,300,000  American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                1,817,000
      1,100,000  Barak ITC 144A sr. disc. notes stepped-coupon zero %
                   (12 1/2s, 11/15/02), 2007 (Israel) ++                                             638,000
      7,502,000  Cellnet Data Systems, Inc. sr. disc. notes stepped-coupon
                   Ser. AI, zero % (14s, 10/1/02), 2007 ++                                         3,751,000
      1,280,000  Charter Communications International, Inc. disc. notes
                   stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                           1,030,400
      1,250,000  Charter Communications International, Inc. sr. notes
                   Ser. B, 11 1/4s, 2006                                                           1,393,750
        385,000  Consorcio Ecuatoiano notes 14s, 2002 (Ecuador)                                      392,700
      2,270,000  Econophone Inc. company guaranty 13 1/2s, 2007                                    2,497,000
        580,000  Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                   (United Kingdom)                                                                  616,250
        620,000  Facilicom International 144A sr. notes 10 1/2s, 2008                                639,375
      1,695,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                   1,898,400
        410,000  FrontierVision Holdings LP sr. disc. notes stepped-coupon
                   zero % (11 7/8s, 9/15/01), 2007 ++                                                313,650
      1,580,000  FrontierVision Operating Partners L.P. sr. sub. notes 11s, 2006                   1,765,650
      1,150,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                     1,362,750
      2,026,000  GST Telecommunications,Inc. company guaranty stepped-
                   coupon zero % (13 7/8s, 12/15/00), 2005 ++                                      1,681,580
      1,535,000  Hyperion Telecommunication Corp. sr. disc. notes stepped-
                   coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                                   1,174,275
      2,800,000  Hyperion Telecommunications , Inc. sr. notes Ser. B, 12 1/4s, 2004                3,192,000
      4,020,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                     3,376,800
      2,750,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (11 1/4s, 7/15/02), 2007 ++                                     2,014,375
        500,000  Intermedia Communications, Inc. 144A sr. notes 8 1/2s, 2008                         518,750
      1,565,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                     1,733,238
      1,400,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                      1,431,500
        525,000  Metronet Communications 144A sr. disc. notes zero %
                   (10.75s, 5/1/98), 2007 ++                                                         338,625
        650,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 12/1/01), 2006 (Canada) ++                                   464,750
        380,000  Netia Holdings B.V. 144A company guaranty 10 1/4s, 2007
                   (Poland)                                                                          380,950
        220,000  Netia Holdings B.V. 144A company guaranty stepped-coupon
                   zero % (11 1/4s, 11/1/02), 2007 (Poland) ++                                       145,200
        750,000  Pratama Datakom Asia BV 144A company guaranty 12 3/4s,
                   2005 (Indonesia)                                                                  337,500
      1,270,000  Qwest Communications International, Inc. 144A sr. disc. ntoes
                   stepped-coupon zero % (9.47s, 10/15/02), 2007 ++                                  896,938
      2,475,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                            2,598,750
      2,000,000  United Intl Hldgs Inc. stepped-coupon zero % (10 3/4s,
                   2/15/03), 2008 ++                                                               1,193,000
      1,390,000  WinStar Communications. Inc. 144A sr. sub. notes 15s, 2007                        1,848,700
        785,000  WinStar Equipment Corp. company guaranty 12 1/2s, 2004                              912,563
                                                                                              --------------
                                                                                                  43,210,969
Telephone Services (1.7%)
------------------------------------------------------------------------------------------------------------
      1,980,000  BTI Telecom Corp. 144A sr. notes 10 1/2s, 2007                                    2,103,750
      1,045,000  Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006 (Brazil)                                                            992,750
      4,500,000  Ionica Group PLC sr. disc. notes stepped-coupon zero %
                   (15s, 5/1/02), 2007 (United Kingdom) ++                                         1,890,000
      1,420,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                            1,601,050
      1,700,000  McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                   (10 1/2s, 3/1/02), 2007 ++                                                      1,283,500
        350,000  MGC Communications, Inc. 144A sr. notes 13s, 2004                                   348,250
      1,300,000  Nextlink Communications sr. notes 12 1/2s, 2006                                   1,508,000
      3,000,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                             3,217,500
      2,360,000  RCN Corp. sr. disc. notes stepped-coupon zero % (11 1/8s,
                   10/15/02), 2007 ++                                                              1,587,100
        325,000  RCN Corp. sr. notes 10s, 2007                                                       347,750
      1,670,000  RCN Corp. 144A sr. disc. notes stepped-coupon zero %
                   (9.8s, 2/15/03) ++                                                              1,032,594
      2,550,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                           2,881,500
      1,000,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                          1,147,500
        440,000  Transtel S.A. 144A pass through Certificates 12 1/2s, 2007
                   (Colombia)                                                                        415,800
        785,000  Viatel, Inc. sr. disc. notes stepped-coupon zero % (15s, 1/15/00),
                    2005 ++                                                                          677,063
                                                                                              --------------
                                                                                                  21,034,107

Textiles (0.2%)
------------------------------------------------------------------------------------------------------------
        900,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                               931,500
        850,000  Polysindo Inernational Eka company guaranty 13s, 2001
                   (Indonesia)                                                                       544,000
      2,000,000  Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                       1,140,000
                                                                                              --------------
                                                                                                   2,615,500

Transportation (0.3%)
------------------------------------------------------------------------------------------------------------
        500,000  Coach USA, Inc. 144A company guaranty 9 3/8s, 2007                                  520,000
      1,600,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                 1,660,000
      1,290,000  Kitty Hawk, Inc. 144A sr. notes 9.95s, 2004                                       1,348,050
                                                                                              --------------
                                                                                                   3,528,050
Utilities (0.1%)
------------------------------------------------------------------------------------------------------------
        890,000  Espirito Santo Centrais 144A sr. notes 10s, 2007 (Brazil)                           854,400

Wireless Communications (0.4%)
------------------------------------------------------------------------------------------------------------
        740,000  Advanced Radio Telecom Corp. sr. notes 14s, 2007                                    743,700
        480,000  FWT, Inc. 144A sr. sub. notes 9 7/8s, 2007                                          470,400
      1,140,000  International Wireless Communications, Inc. sr. disc. notes
                   zero %, 2001                                                                      364,800
      1,405,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                           1,538,475
        820,000  Powertel, Inc. sr. notes 11 1/8s, 2007                                              906,100
        490,000  Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                       541,450
        505,000  Telesystem International Wireless Inc. 144A sr. disc. notes stepped-coupon zero % (10 1/2s, 11/1/02), 2007
                   (Canada) ++                                                                       304,263
        450,000  Western Wireless Corp. sr. sub. notes 10 1/2s, 2007                                 487,125
                                                                                              --------------
                                                                                                   5,356,313
                                                                                              --------------
                 Total Corporate Bonds and Notes  (cost $397,772,937)                         $  407,000,074

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (30.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (20.0%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.
    $28,380,859    8 1/2s, with due dates from January 1, 2025 to
                   August 1, 2027                                                             $   29,578,001
     30,428,366    7s, with due dates from June 1, 2011 to February 15, 2027                      30,991,795
                 Federal National Mortgage Association
     10,870,206    7s, with due dates from October 1, 2011 to January 1, 2013                     11,084,135
     34,424,137    6 1/2s, with due dates from June 1, 2023 to
                   September 1, 2027                                                              34,262,723
                 Government National Mortgage Association
     93,191,649    7 1/2s, with due dates from August 15, 2022 to
                   November 15, 2027                                                              95,951,461
     11,950,000    7s, TBA, February 16, 2028                                                     12,129,250
     12,272,056    7s, with due dates from September 15, 2025 to
                   November 15, 2026                                                              12,458,618
      3,019,443    6s, July 20, 2024                                                               3,098,704
      9,010,000    5 1/2s, TBA, March 15, 2028                                                     9,057,843
     10,405,000    5 1/2s, TBA, February 16, 2028                                                 10,459,914
                                                                                              --------------
                                                                                                 249,072,444

U.S. Treasury Obligations (10.5%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
     32,005,000    6 1/2s, November 15, 2026 #                                                    34,775,353
      1,055,000    6 3/8s, August 15, 2027                                                         1,132,479
                 U.S. Treasury Notes
     16,575,000    7s, July 15, 2006                                                              18,152,277
     17,839,000    6 1/2s, October 15, 2006 #                                                     18,962,322
      4,580,000    6s, July 31, 2002 #                                                             4,684,470
     28,250,000    5 3/4s, November 30, 2002                                                      28,642,958
        635,000    5 5/8s, December 31, 2002                                                         640,950
     17,150,000    5 5/8s, December 31, 1999                                                      17,238,494
      5,380,000    5 5/8s, November 30, 1999                                                       5,405,232
                                                                                              --------------
                                                                                                 129,634,535
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $368,623,707)                                                        $  378,706,979

FOREIGN GOVERNMENT BONDS AND NOTES (20.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
ARP    5,560,000   Argentina (Republic of) 11.75s, 2007                                       $    5,450,980
ARP    6,150,000   Argentina (Republic of) 3.47s, 2007                                             5,575,668
ARP    3,915,000   Argentina (Republic of) 3.238s, 2007                                            3,789,278
DEM   17,100,000   DBR Unity Fund bonds 8s, 2002 (Germany)                                        10,553,709
DKK      286,000   Denmark (Government of) 6s, 2026                                                   39,723
DKK    6,136,000   Denmark (Government of) 6s, 2003                                                3,575,672
FRF  228,760,000   France Treasury Bill notes 4 3/4s, 2002                                        37,741,108
FRF   13,274,000   France (Government of) 6 3/4s, 2003                                             2,392,394
FRF  188,200,000   France (Government of) 5 1/2s, 2007                                            31,678,748
DEM   22,525,000   Germany (Federal Republic of) bonds Ser. 97,
                     6 1/2s, 2027                                                                 13,754,127
DEM   16,590,000   Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                           9,676,669
FRF    8,650,000   Ivory Coast - FLIRB collaterized FRB 2s, 2049 ##                                  453,240
FRF    8,650,000   Ivory Coast - PDI bonds FRB 1.9s, 2049 ##                                         522,019
KRW    1,500,000   Korea Developmental Bank 7 1/8s, 2001                                           1,392,585
NZD   13,815,000   New Zealand (Government of) bonds 8s, 2004                                      8,531,930
USD    3,295,000   Peru (Government of) 144A Ser. US, 4s, 2017                                     2,158,225
USD    5,315,000   Philippines (Central Bank of) bonds 5 3/4s, 2017                                4,570,900
USD    2,070,000   Poland (Government of) deb. 3 1/4s, 2014                                        1,806,075
USD    5,431,000   Russia (Government of) FRN, Ser. US., 6.719s, 2015                              3,520,804
USD   12,771,000   Russia (Government of) deb. principal loans
                     FRB 6.719s, 2020                                                              7,119,833
ZAR    9,640,000   South Africa (Republic of) bonds Ser. 153, 13s, 2010                            1,892,228
GBP   11,815,000   United Kingdom Treasury bonds 8s, 2021                                         24,008,473
GBP   35,645,000   United Kingdom Treasury bonds 7 1/4s, 2007                                     63,330,596
USD   14,120,000   United Mexican States bonds 11 3/8s, 2016                                      16,696,900
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $256,636,313)                                                        $  260,231,884

COLLATERALIZED MORTGAGE OBLIGATIONS (4.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$     2,475,000  Commercial Mortgage Acceptance Corp.
                   Ser. 97-ML1, Class D, 7.11s, 2030                                          $    2,477,707
      4,100,000  Countrywide Mortgage Corp. 6 1/2s, 2024                                           3,987,168
                 Freddie Mac
      1,539,212    Ser. 1717, Class L, 6.5s, 2024                                                  1,551,718
      1,790,000    Ser. 1602, Class PJ, 6.5s, 2023                                                 1,823,003
      1,485,000    Ser. 1832, Class G, 6.5s, 2011                                                  1,494,281
      8,840,000    Ser. 25, Class B, 6.5s, 2008                                                    8,972,600
                 Fannie Mae Strips Ser. 294
      9,710,000    Class 1, Principal only, zero %, 2028                                           7,200,572
      9,710,000    Class 2, Interest only, 7s, 2028                                                2,645,975
                 First Union-Lehman Brothers Commercial Mortgage
      4,060,000    Ser. 97-C2, Class D, 7.12s, 2012                                                4,133,588
      5,775,000    Ser. 97-C2, Class A3, 6.65s, 2008                                               5,932,008
      3,070,000    Ser. 97-C2, Class A2, 6.6s, 2007                                                3,147,709
      4,590,000  GMAC Commercial Mortgage Securities Inc. Ser. 97-C2,
                   Class A1, 6.45s, 2029                                                           4,686,103
      2,320,000  Government National Mortgage Association Ser. 97-1,
                   7.5s, 2027                                                                      2,413,525
      1,585,430  Housing Securities Inc. Ser. 94-1, Class A9, 6 1/2s, 2009                         1,591,550
      2,543,608  Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                               2,566,323
                                                                                              --------------
                 Total Collateralized Mortgage Obligations
                   (cost $53,916,013)                                                         $   54,623,830

BRADY BONDS (3.8%) * [DIAMOND]
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$    18,556,800  Argentina (Republic of) deb. FRB 4.188s, 2005                                $   16,608,336
     22,267,030  Brazil (Republic of) C Bond 4s, 2014 +++                                         17,479,619
     13,804,000  Brazil (Republic of) FRN 8 3/4s, 2001                                            13,113,800
                                                                                              --------------
                 Total Brady Bonds  (cost $48,832,208)                                            47,201,755

PREFERRED STOCKS (3.2%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
            376  American Communications Services 12.75% pfd. [2 DBL. DAGGERS]                 $     424,880
         23,848  AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                         643,896
            278  Anvil Holdings Ser. B, $3.25 pfd.                                                     6,672
         25,871  Cablevision Systems Corp. Ser. M, $11.125 dep. shs. pfd. [2 DBL. DAGGERS]         2,981,633
        108,000  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                               2,875,500
         11,179  Capstar Broadcasting $12.00 pfd.                                                  1,268,817
         29,725  Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                                      1,515,975
          6,875  Chevy Chase Savings Bank $3.25 pfd.                                                 210,547
         11,097  Citadel Broadcasting Inc. 144A $13.25 pfd.                                        1,320,543
         34,730  Diva Systems Corp. Ser. C, $6.00 pfd.                                               397,311
            670  Echostar Communications, Inc. 12.125% pfd.                                          733,650
            250  Fresenius Medical Care AG Ser. D, $9.00 pfd., (Germany)                             267,500
          1,629  Granite Broadcasting 144A 12.75% pfd. [2 DBL. DAGGERS]                            1,905,930
            329  Hyperion Telecommunications Ser. B, 12.875% pfd. [2 DBL. DAGGERS]                   366,835
          3,554  ICG Holdings, Inc. 14.25% pfd. (Canada)                                           4,300,340
          2,784  Intermedia Communication Ser. B, 13.50% pfd.                                      3,438,240
          1,287  IXC Communications, Inc. 12.50% pfd. [2 DBL. DAGGERS]                             1,518,660
          4,265  NEXTEL Communications, Inc. Ser. D, 13.00% cum. pfd. [2 DBL. DAGGERS]             4,947,400
         37,618  Nextlink Communications, Inc. 144A $7.00 pfd.                                     2,331,413
          2,203  NTL Inc. 144A Ser. B, 13.00% pfd. [2 DBL. DAGGERS]                                2,654,615
         15,149  SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                      1,772,433
          5,000  Sinclair Capital $11.625 cum. pfd.                                                  555,000
          1,589  Spanish Broadcasting Systems 14.25% pfd.                                          1,692,285
          8,560  Von Hoffman Corp. 144A $13.50 pfd.                                                  267,500
          1,450  WinStar Communications. Inc. 144A 14.25% cum. pfd. [2 DBL. DAGGERS]               1,696,500
                                                                                              --------------
                 Total Preferred Stocks  (cost $35,736,151)                                   $   40,094,075

UNITS (1.8%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
          1,900  Allegiance Telephone, Inc 144A units stepped-coupon zero %
                   (11 3/4s, 2/15/03), 2008 ++                                                 $   1,073,500
            385  Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                     7,738,500
            810  Club Regina, Inc. 144A units 13s, 2004                                              834,300
          2,905  Colt Telecommunications Group PLC units stepped-coupon
                   zero % (12s, 12/15/01), 2006 (United Kingdom) ++                                2,324,000
            320  Concentric Network Corp. units 12 3/4s, 2007                                        350,400
            955  Conecel Holdings 144A units 14s, 2000                                               988,425
          1,715  Diva Systems Corp. 144A units stepped-coupon zero %
                   (13s, 5/15/01), 2006 ++                                                         1,766,450
          1,920  KMC Telecomunications 144A units stepped-coupon zero %
                   (12 1/2s, 2/15/03), 2008 ++                                                     1,094,400
          2,185  Knology Holdings Inc. units stepped-coupon zero %
                   (11 7/8s, 10/15/02), 2007 ++                                                    1,223,600
            740  Stone Container Corp. units sr. sub. 12 1/4s, 2002                                  758,500
          1,240  Transam Refinance, Inc. 144A units 16s, 2003                                      1,289,600
          1,665  Wireless One, Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                        416,250
            960  XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                       1,248,000
          7,615  XCL Ltd. units cum. pfd. 9.50%                                                    1,028,025
                                                                                              --------------
                 Total Units  (cost $15,660,512)                                               $  22,133,950

COMMON STOCKS (0.8%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
            525  AmeriKing, Inc. +                                                             $      26,250
         42,880  CellNet Data Systems, Inc. +                                                        412,720
         22,984  Crompton & Knowles Corp.                                                            657,917
        136,975  Grand Union Co. (acquired 6/20/95, cost $7,750,000)[DBL. DAGGER]+                   179,780
         10,918  Hedstrom Holdings, Inc. 144A                                                         15,012
         10,934  IFINT Diversified Holdings 144A +                                                   109,340
         20,101  NEXTEL Communications, Inc. Class A +                                               549,009
          1,658  PMI Holdings Corp. 144A +                                                           530,560
          1,186  Premium Holdings L.P. 144A +                                                          4,743
        250,248  PSF Holdings LLC Class A +                                                        7,507,440
         36,750  Specialty Foods Corp. 144A +                                                          9,188
         11,900  Terex Corp. Rights expiration date 5/15/02 +                                        238,000
                                                                                              --------------
                 Total Common Stocks  (cost $17,729,904)                                      $   10,239,959

CONVERTIBLE BONDS AND NOTES (0.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$     1,585,000  APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                           $    1,323,475
      1,200,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                    1,068,000
        647,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-
                   coupon zero % (13 7/8s, 12/15/00), 2005 ++                                        886,390
        700,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                      595,000
        450,000  National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002                             455,063
      3,483,000  Pricellular Wireless Corp. 144A cv. sub. notes stepped-
                   coupon zero % (10 3/4s, 8/15/00), 2004 ++                                       3,413,340
                                                                                              --------------
                 Total Convertible Bonds and Notes  (cost $6,088,483)                         $    7,741,268

ASSET-BACKED SECURITIES (0.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$     4,135,000  Chemical Master Credit Card Trust Ser. 95-2, Class A,
                   6.23s, 2003                                                                $    4,187,969
      1,275,000  Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                   7.67s, 2025                                                                     1,303,280
                                                                                              --------------
                 Total Asset-Backed Securities  (cost $5,526,744)                             $    5,491,249

WARRANTS (0.2%) * +                                                          EXPIRATION
NUMBER OF WARRANTS                                                                 DATE                VALUE
------------------------------------------------------------------------------------------------------------
         95,000  Becker Gaming Corp. 144A                                      11/15/00         $        950
          7,502  Cellnet Data Systems, Inc.                                    9/15/07                   825
          5,375  County Seat Holdings, Inc.                                    10/15/98                  108
          2,520  Econophone Inc. 144A                                          7/15/07                10,080
            940  Esat Holdings, Inc. (Ireland)                                 2/1/07                 32,900
          1,015  Globalstar Telecom 144A                                       2/15/04               126,875
            700  Grand Union Co. Ser. 1 (acquired 6/20/95,
                   cost $280) [DBL. DAGGER]                                    6/16/00                     7
          1,399  Grand Union Co. Ser. Z (acquired 6/20/95,
                   cost $140) [DBL. DAGGER]                                    6/16/00                    14
          2,815  Hyperion Telecommunications 144A                              4/15/01               168,900
        187,200  Insight Communications Co. 144A                               3/1/98                468,000
         20,856  Intelcom Group                                                10/15/05              375,408
          1,900  Interact Systems Inc.                                         8/1/03                    475
          3,025  Intermedia Communications                                     6/1/00                316,113
          1,140  International Wireless Communications
                   Holdings 144A                                               8/15/01                31,920
         10,452  Louisiana Casino Cruises, Inc. 144A +                         12/1/98               522,600
          3,590  McCaw International Ltd.                                      4/15/07                 1,077
            350  MGC communications, Inc. 144A                                 10/1/04                12,250
          1,310  Orion Network Systems                                         1/15/07                13,100
         12,880  Pagemart, Inc. 144A                                           12/31/03               96,600
          5,600  Petracom Holdings, Inc. 144A                                  9/30/99                39,900
         46,534  President Riverboat Casinos, Inc.                             9/30/99                23,267
          2,000  RSL Communications Ltd.                                       11/15/06              120,000
            990  Spanish Broadcasting Systems 144A                             6/30/99               198,000
            680  Sterling Chemicals Holdings                                   8/15/08                20,400
          5,820  UIH Australia/Pacific, Inc. 144A                              5/15/06                69,840
            300  Urohealth Systems Inc.                                        4/10/04                     3
            455  Wright Medical Technology, Inc. 144A                          6/30/03                45,488
                                                                                              --------------
                 Total Warrants  (cost $2,143,020)                                            $    2,695,100

CONVERTIBLE PREFERRED STOCKS (0.1%) * (cost $1,082,250)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         18,000  Granite Broadcasting $ 1.938 cv. pfd.                                        $      992,250

PURCHASED OPTIONS OUTSTANDING (--%)*                                         EXPIRATION DATE/
NUMBER OF CONTRACTS                                                          STRIKE PRICE              VALUE
------------------------------------------------------------------------------------------------------------
ITL      56,000  Italian Government Bond futures                               Feb. 98/
                   contract (put)                                              113.0 ITL       $         621
ITL      16,000  Italian Government Bond futures                               Feb. 98/
                   contract (put)                                              117.5 ITL               9,752
                                                                                              --------------
                 Total Purchased Options Outstanding
                   (cost $132,373)                                                             $      10,373

SHORT-TERM INVESTMENTS (4.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
        $25,000,000   Freddie Mac for an effective yield of 5.38%,
                        March 10, 1998                                                        $   24,820,666
TRL 122,302,000,000   Turkey Treasury bill zero%, July 29, 1998                                    3,598,251
TRL  92,555,000,000   Turkey Treasury bill zero%, June 4, 1998                                     3,128,460
TRL  59,640,000,000   Turkey Treasury bill zero%, March 18, 1998                                   2,400,854
        $18,904,000   Interest in $594,026,000 joint repurchase agreement
                        dated January 30, 1998 with Morgan Stanley due
                        February 2, 1998 with respect to various U.S.
                        Treasury obligations -- maturity value of
                        $18,912,775 for an effective yield of 5.57%                               18,909,850
                                                                                              --------------
                 Total Short-Term Investments  (cost $52,926,361)                             $   52,858,081
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,262,806,976) ***                                  $1,290,020,827
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $1,243,895,083.

*** The aggregate identified cost on a tax basis is $1,265,803,395, resulting in gross unrealized appreciation and depreciation of $54,059,642 and $29,842,210, respectively, or net unrealized appreciation of $24,217,432.

  +  Non-income-producing security.

 ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

+++  A portion of the income will be received in additional securities.

[DBL. DAGGER]  Restricted, excluding 144A securities, as to public resale.
               The total market value of restricted securities held at January 31, 1998 was $179,801 or less than 0.1% of net assets.

[2 DBL. DAGGERS]  Income may be received in cash or additional securities at the discretion of the issuer.

  #  A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 1998.

[DIAMOND]  Brady Bonds are foreign bonds collateralized by the U.S.
           Government. The rates are floating and are the current rates at January
           31, 1998.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on a floating rate note (FRN) are current interest rates shown at January 31, 1998 which are subject to change based on terms of the security.

Diversification by Country

Distribution of investments by country of issue at January 31, 1998:
(as percentage of market value)

     Argentina               1.2%
     Brazil                  1.0
     Canada                  1.0
     France                  5.6
     Germany                 2.7
     Mexico                  2.5
     Russia                  1.0
     United Kingdom          7.9
     United States          71.0
     Others                  6.1
                           -----
     Total                 100.0%
                           =====




----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at January 31, 1998
(aggregate face value $278,597,100)
                                                                            Unrealized
                                        Aggregate Face       Delivery      Appreciation/
                         Market Value        Value             Date       (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars       $ 4,325,073    $ 4,246,619          3/18/98       $    78,454
Canadian Dollar           10,372,986     10,637,671          3/18/98          (264,685)
Danish Krone               6,500,234      6,721,174          3/18/98          (220,940)
Deutschemarks             68,005,806     70,162,411          3/18/98        (2,156,605)
Indonesian Rupiah          3,480,781     10,732,803          6/23/98        (7,252,022)
Indonesian Rupiah          1,262,258      3,524,498          2/23/98        (2,262,240)
Italian Lira              37,612,911     38,763,615          3/18/98        (1,150,704)
Japanese Yen              82,051,804     81,255,856          3/18/98           795,948
Mexican Peso               1,846,487      1,787,011          5/12/98            59,476
Mexican Peso               2,463,336      2,405,042          5/11/98            58,294
Philippines Peso           2,650,810      3,411,052          3/25/98          (760,242)
Spanish Peseta            10,643,820     10,984,856          3/18/98          (341,036)
Swedish Krona             15,792,034     16,531,796          3/18/98          (739,762)
Swiss Franc               15,673,634     16,277,723          3/18/98          (604,089)
Venezuelan Bolivar         1,089,493      1,154,973           6/5/98           (65,480)
----------------------------------------------------------------------------------------
                                                                          $(14,825,633)
----------------------------------------------------------------------------------------




Forward Currency Contracts to Sell at January 31, 1998
(aggregate face value $360,467,276)
                                                                            Unrealized
                                        Aggregate Face       Delivery      Appreciation/
                         Market Value        Value             Date       (Depreciation)
----------------------------------------------------------------------------------------
British Pounds          $ 87,450,586   $ 88,605,119          3/18/98        $1,154,533
Deutschemarks            101,545,072    104,694,551          3/18/98         3,149,479
French Franc              72,674,369     75,226,153          3/18/98         2,551,784
Italian Lira              19,383,519     19,976,192          3/18/98           592,673
Japanese Yen              43,330,628     42,591,893          3/18/98          (738,735)
New Zealand Dollar        12,731,313     13,177,467          3/18/98           446,154
Swiss Franc               15,568,390     16,195,901          3/18/98           627,511
----------------------------------------------------------------------------------------
                                                                            $7,783,399
----------------------------------------------------------------------------------------




                                                                            Unrealized
                                        Aggregate Face      Expiration     Appreciation/
                         Market Value        Value             Date       (Depreciation)
----------------------------------------------------------------------------------------
Municipal Bond Index
(Long)                   $43,136,438    $42,678,860           Mar-98        $  457,578
U.S. Treasury Bond
20 yr (Long)              57,349,906     55,767,031           Mar-98         1,582,875
U.S. Treasury Bond
(Short)                   42,431,594     41,730,438           Mar-98          (701,156)
U.S. Treasury Note
10 yr (Long)              42,189,656     41,342,107           Mar-98           847,549
----------------------------------------------------------------------------------------
                                                                            $2,186,846
----------------------------------------------------------------------------------------




Written Options Outstanding January 31, 1998
(premium received $106,974)
                                              Expiration Date/                  Market
Contract Amount                                Strike Price                     Value
----------------------------------------------------------------------------------------
DEM 14,000       German Government Bond
                   futures contracts (put)    Feb. 98 / 106.50 DEM              $8,801
DEM 50,000       German Government Bond
                   futures contracts (put)    Feb. 98 / 102.00 DEM                 683
----------------------------------------------------------------------------------------
                                                                                $9,484
----------------------------------------------------------------------------------------




TBA Sale Commitments at January 31, 1998
(proceeds receivable $36,840,790)
                                                         Settlement           Market
Agency                           Principal Amount           Date              Value
----------------------------------------------------------------------------------------
FHLMC, 8.5s, February 2039         $28,379,000             2/12/98         $29,576,026
GNMA II, 5.5s, February 2039         7,160,000             2/24/98           7,198,020
----------------------------------------------------------------------------------------
                                                                           $36,774,046
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
January 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,262,806,976) (Note 1)                                            $1,290,020,827
---------------------------------------------------------------------------------------------------
Cash                                                                                        957,091
---------------------------------------------------------------------------------------------------
Foreign currency (cost $388,116)                                                            398,353
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                17,612,634
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           75,868,153
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                           1,099,772
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            9,699,705
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            503,440
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,396,159,975

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     8,419,942
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         86,026,895
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,026,702
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  238,556
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                25,750
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,562
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                              16,741,939
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             1,823,256
---------------------------------------------------------------------------------------------------
Written options, at value (premium received $106,974) (Note 1)                                9,484
---------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $36,840,790)                        36,774,046
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      176,760
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       152,264,892
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,243,895,083

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       1,229,563,197
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (21,239,345)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                                           13,089,699
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                        22,481,532
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,243,895,083

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share ($1,243,895,083 divided by
140,248,960 shares)                                                                           $8.87
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended January 31, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Interest income                                                                        $52,320,976
--------------------------------------------------------------------------------------------------
Dividends                                                                                2,387,781
--------------------------------------------------------------------------------------------------
Total investment income                                                                 54,708,757

Expenses:
Compensation of Manager (Note 2)                                                         4,207,487
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             831,659
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           17,156
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             9,475
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     73,532
--------------------------------------------------------------------------------------------------
Auditing                                                                                    41,212
--------------------------------------------------------------------------------------------------
Legal                                                                                       25,642
--------------------------------------------------------------------------------------------------
Postage                                                                                    133,485
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       59,051
--------------------------------------------------------------------------------------------------
Other                                                                                       28,842
--------------------------------------------------------------------------------------------------
Total expenses                                                                           5,427,541
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (122,039)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             5,305,502
--------------------------------------------------------------------------------------------------
Net investment income                                                                   49,403,255
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        10,574,625
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          2,097,270
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       465,345
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (12,014,255)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                                    (2,065,442)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures, written
options, and TBA sale commitments during the period                                        478,863
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                   (463,594)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $48,939,661
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                         January 31            July 31
                                                                                              1998*               1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   49,403,255     $   90,919,087
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                     1,122,985         28,287,061
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilties in foreign currencies                                          (1,586,579)        24,519,407
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     48,939,661        143,725,555
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (50,488,878)       (90,919,087)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                               --         (3,860,069)
----------------------------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                                                      --         (3,356,370)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (1,549,217)        45,590,029

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   1,245,444,300      1,199,854,271
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $21,239,345 and
$20,153,722, respectively                                                            $1,243,895,083     $1,245,444,300

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                                               140,248,960        140,679,960
----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                               --           (431,000)
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                                     140,248,960        140,248,960
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                  ended
Per-share                       January 31
operating performance          (Unaudited)                                      Year Ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.88            $8.53            $8.46            $8.29            $8.87            $8.51
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .35              .65              .64              .68              .64              .71
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            --              .38              .09              .17             (.50)             .42
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .35             1.03              .73              .85              .14             1.13
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.36)            (.65)            (.65)            (.58)            (.70)            (.71)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --             (.03)            (.01)              --             (.02)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                --               --               --             (.10)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.36)            (.68)            (.66)            (.68)            (.72)            (.77)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.87            $8.88            $8.53            $8.46            $8.29            $8.87
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)              5.77*           26.24             7.94             6.86              .95             1.92
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                      $8.69            $8.56            $7.38            $7.44            $7.63            $8.25
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,243,895       $1,245,444       $1,199,854       $1,190,375       $1,166,726       $1,249,193
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .44*             .83              .85              .82              .86              .84
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.98*            7.42             7.43             8.29             7.30             8.14
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            107.16*          262.01           332.00           196.83           242.29           250.65
------------------------------------------------------------------------------------------------------------------------------------

 *  Not annualized.

(a) Total investment return assumes dividend reinvestment.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)







Notes to financial statements
January 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Premier Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed income securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees or dealers, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management") the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 1998, fund expenses were reduced by $122,039 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,070 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended January 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $837,544,762 and $856,353,111, respectively. Purchases and sales of U.S. government obligations aggregated $463,606,834 and $480,185,290, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                    Contract       Premiums
                                     Amounts       Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                        --         $     --
------------------------------------------------------------
Options written                  74,970,000          465,346
Options expired                  74,906,000          358,372
------------------------------------------------------------
Written options
outstanding at
end of year                          64,000         $106,974
------------------------------------------------------------
Note 4
Share Repurchase Program

The Trustees authorized the fund to repurchase up to $7,000,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding. For the six months ended January 31, 1998, the fund did not repurchase any shares. As of January 31, 1998 511,000 shares have been repurchased since the inception of the program.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

William J. Curtin
Vice President

Gary N. Coburn
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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40525-073   3/98